FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2024
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

6. FAIR VALUE MEASUREMENTS

Recurring Fair Value Measurements

Short-term investments are measured and recorded at fair value initially and on a recurring basis in periods subsequent to their initial recognition. There was no short - term investment outstanding as of December 31, 2023.

	Fair Value Measurement As of December 31, 2024
	Quoted Prices in	Significant	Significant
	Active Market for	Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Short-term investments
- Structured financial products	$—	$9,619	$—	$9,619
Total	$—	$9,619	$—	$9,619

The fair value of structured financial products is determined based on the investment principal and historical spot exchange rate. As the significant inputs are observable in active markets over the terms of the instruments the Group holds, the fair value of such financial products is classified within Level 2 measurement.

Nonrecurring Fair Value Measurements

The Group measures long-lived assets at fair value on a nonrecurring basis only if an impairment is recognized in the current period. There are nil, nil and $175.6 million impairment losses recorded on its long-lived assets for the years ended December 31, 2022, 2023 and 2024. The inputs (see Note 2 (l)) used to measure the long - lived assets impairment losses are classified as Level 3 in the fair value hierarchy due to the significance of unobservable inputs.